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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

             ----------------------------------------------------------

                                      FORM 8-K

                                   CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF

                        THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  September 17, 1998


                                 Chiron Corporation
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                (Exact name of registrant as specified in its charter)


Delaware                             0-12798                94-2754624
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(State or other                  (Commission                (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)

                          4560 Horton Street, Emeryville, CA               94608
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                       (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (510) 655-8730
                                                   --------------
                                        N/A
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           (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

     On September 17, 1998, Chiron Corporation and the Bayer Group issued a press release, the text of which is attached hereto as Exhibit 99.1, announcing that Chiron Corporation and Bayer Corporation, an Indiana corporation, have signed an agreement under which Bayer Corporation has agreed to purchase Chiron's wholly-owned, IN VITRO diagnostics subsidiary, Chiron Diagnostics Corporation ("Chiron Diagnostics"), for approximately $1.1 billion. Chiron Corporation and Chiron Diagnostics issued a separate press release on September 17, 1998 making such announcement, the text of which is attached hereto as
Exhibit 99.2.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.


     EXHIBIT NUMBER

          99.1 Joint Press Release by Chiron Corporation and the Bayer Group dated September 17, 1998 referred to in Item 5 above.

          99.2 Press Release by Chiron Corporation and Chiron Diagnostics Corporation dated September 17, 1998 referred to in Item 5 above.

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                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CHIRON CORPORATION


Date:     September 21, 1998                 By: /s/ William G. Green
                                                 ------------------------
                                                 William G. Green
                                                 Senior Vice President,
                                                 General Counsel and
                                                 Secretary



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